UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: August 27, 2007

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CHDT CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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FLORIDA	0-28331	84-1047159

(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.

Suite 120

Deerfield Beach, Florida 33442

(Address of principal executive offices)

(954) 252-3440 (Registrant's

telephone number, including area code)

Item 7.01 Regulation FD. SmallCapVoice.com’s interview of Howard Ullman, Chairman of CHDT Corporation, is being released today on SmallCapVoice.com’s Web Site: http://www.smallcapvoice.com/chdo/chdo-8-27-07.php.

The information contained in this Current Report on Form 8-K and attached hereto as an exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item  9.01 — Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	CHDT Corp. Press Release, dated August 27, 2007, re: Howard Ullman interview on SmallCapVoice.com

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

Date: August 27, 2007
By: /s/ Stewart Wallach

Stewart Wallach Chief Executive Officer & President